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                                                                    EXHIBIT 10.3


                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

IN RE:                                        )
   COHO ENERGY, INC.                          )     CASE NO. 02-31189-BJH-11
         A TEXAS CORPORATION, DEBTORS         )     CHAPTER 11
                                              )
                                              )
IN RE:                                        )
   COHO RESOURCES, INC.                       )     CASE NO. 02-31190-SAF-11
         A NEVADA CORPORATION, DEBTORS        )     CHAPTER 11
                                              )
                                              )
IN RE:                                        )
   COHO RESOURCES, INC.                       )     CASE NO. 02-31191-HCA-11
         A DELAWARE CORPORATION, DEBTORS      )     CHAPTER 11
                                              )
                                              )
                                              )       JOINTLY ADMINISTERED UNDER
                                              )       CASE NO. 02-31189-HCA-11
                                              )
                                              )     HEARING DATE: MARCH 21, 2002
                                              )     AT 1:45 P.M.

                 AGREED ORDER APPROVING RETENTION OF CIBC WORLD
                       MARKETS CORP. AS FINANCIAL ADVISORS
                    PURSUANT TO 11 U.S.C. Section 327 AND 328

         Came on for consideration is the Motion of Coho Energy, Inc., et al., debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, "Debtors") to Approve CIBC World Markets Corp. ("CIBC") as Financial Advisors pursuant to 11 U.S.C. Section 327 and 328 and FED. R. BANKR.
P. 2014 and 2016 (the "CIBC Motion").

         The Court, considered (a) the CIBC Motion, (b) the Affidavit of Joseph
J. Radecki, Managing Director of CIBC, attached to the Motion as Exhibit "B" (the "Affidavit"); (c) the Engagement Agreement dated as of November 16, 2001, attached to the Motion as Exhibit "A" (the "Engagement Agreement"); and (d) the pleadings filed in these cases including the Limited Opposition to the CIBC Motion filed by the Official Committee of Unsecured Creditors (the




AGREED ORDER APPROVING RETENTION OF CIBC WORLD MARKETS CORP. AS
FINANCIAL ADVISORS PURSUANT TO 11 U.S.C. Section 327 AND 328              PAGE 1
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"Committee") and the Objection filed by the United States Trustee and the
Objection filed on behalf of Thomas & Culp (collectively, the "Objections"). The Court has also considered the testimony of Mr. Radecki, statements of counsel and the agreement of the Debtors, the Committee and the Lenders modifying the relief requested in the CIBC Motion as stated on the record at the hearing on the CIBC Motion (the "Agreement"). Based on the foregoing, the Court determines that the legal and factual bases set forth in the CIBC Motion, the Affidavit, and the Engagement Agreement, as modified by the Agreement, establish just cause for the relief granted herein; therefore, the Court finds that:

                  1. The Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334.

                  2. This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2).

                  3. Notice of the CIBC Motion and the hearing was sufficient and adequate under the circumstances.

                  4. The CIBC Motion and the Affidavit are in full compliance with all applicable provisions of the Bankruptcy Code; the Federal Rules of Bankruptcy Procedure; and the Local Rules of this Court.

                  5. CIBC does not hold or represent any interest adverse to the Debtors' estates and is a "disinterested person," as defined in Section 101(14) of the Bankruptcy Code and as required by Section. 327(a) of the Bankruptcy Code.

                  6. The employment of CIBC, in accordance with the CIBC Agreement and as modified by this Agreed Order, is in the best interest of the Debtors, their estates and the estates' creditors.

AGREED ORDER APPROVING RETENTION OF CIBC WORLD MARKETS CORP. AS
FINANCIAL ADVISORS PURSUANT TO 11 U.S.C. Section 327 AND 328              PAGE 2
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         The compensation, as set forth in paragraph 5 of the Engagement
Agreement, the CIBC Motion and as modified by this Agreed Order, constitutes "reasonable terms and conditions of employment" in accordance with section 328(a) of the Bankruptcy Code; it is, therefore,

                  ORDERED that the Objection filed by Thomas & Culp is overruled; it is further

                  ORDERED that unless otherwise defined herein, capitalized terms shall have the same meaning as provided in the Engagement Agreement; it is, therefore,

                  ORDERED that the CIBC Motion, as modified or clarified herein, is GRANTED; it is further

                  ORDERED that the Debtors are authorized to retain and employ CIBC as financial advisors for the Debtors, JP Morgan Chase Bank as Agent for the Lenders ("Lenders") and the Committee in these chapter 11 cases, pursuant to section 327 of the Bankruptcy Code, on the terms and conditions set forth in the CIBC Motion and the Engagement Agreement, attached to this Agreed Order as Exhibit "A," nunc pro tunc as of the Petition Date, subject to the following modifications or clarifications:

                  (a) Page 2, paragraph 5(a) of the Engagement Agreement is modified to provide that the Monthly Fee payable to CIBC is reduced to $125,000 per month, beginning with the Monthly Fee payable for August, 2002;

                  (b) Page 2, paragraph 5(b) of Engagement Agreement is modified to reduce the Restructuring Fee payable to CIBC to 75 basis points (0.75%) of the aggregate amount of all senior debt and senior subordinated debt of the Company;

                  (c) Pages 3 and 4, paragraphs 5(f) of the Engagement Agreement is modified to provide that CIBC shall immediately credit 50% of the Monthly Fees received



AGREED ORDER APPROVING RETENTION OF CIBC WORLD MARKETS CORP. AS
FINANCIAL ADVISORS PURSUANT TO 11 U.S.C. Section 327 AND 328              PAGE 3
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subsequent to the entry of this Order against the Sale or Restructuring Fees it is entitled to receive under the Engagement Letter;

                  (d) Page 3, paragraph 5(c) of Engagement Agreement is modified to provide that the Sale Fee payable to CIBC shall be equal to 85 basis points (0.85%) of the aggregate consideration paid or received upon consummation of a Sale Transaction below $200 million and 100 basis points (1.00%) of the aggregate consideration paid or received upon the consummation of a Sale Transaction above $200 million;

                  (e) Page 3, paragraph 5(f) of the Engagement Agreement is modified such that one hundred percent (100%) of any Monthly Fee payable to CIBC for August, 2002, and thereafter, shall be credited against the payment of the Restructuring Fee or Sale Fee;

                  (f) Page 4, paragraph 8, entitled "Indemnification," of the Engagement Letter is eliminated, in its entirety, such that no indemnification is provided to CIBC pursuant to its retention as a financial advisor in this case; and

                  (g) The Sale Fee and Restructuring Fee are mutually exclusive payments, and CIBC can receive payment of either a Sale Transaction Fee or a Restructuring Fee, but not both;

                  (h) CIBC will not prepare an Opinion as provided in page 2, paragraph 4 and page 3, paragraph 5(d) of the Engagement Letter; it is further

         ORDERED that CIBC is authorized to provide any and all financial advisory services to the Debtors, Lenders and the Committee that are necessary or appropriate in connection with their chapter 11 cases, as described in the CIBC Motion or the Engagement Agreement; it is further


AGREED ORDER APPROVING RETENTION OF CIBC WORLD MARKETS CORP. AS
FINANCIAL ADVISORS PURSUANT TO 11 U.S.C. Section 327 AND 328              PAGE 4
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         ORDERED that CIBC shall keep reasonably detailed records reflecting the services provided pursuant to the Engagement Letter as modified by this Agreed Order, which narrative shall be provided to counsel for the Debtors, United States Trustee, Lenders and Committee and which shall be submitted to the Court as part of any fee application(s) filed by CIBC in accordance with this, or subsequent, order of this Court; it is further

         ORDERED that the Compensation, as modified herein, is approved pursuant to Section 328(a) of the Bankruptcy Code; it is further

         ORDERED that consistent with the foregoing, and in accordance the Compensation as modified herein, the Debtors are authorized to pay the Monthly Fees provided for in the Engagement Letter as modified herein; provided, however, that the final allowance of Compensation to which CIBC ultimately is entitled shall be determined by this Court pursuant to a final hearing, on notice, on a fee application filed by CIBC; it is further

         ORDERED that the Restructuring Fee or Sale Fee earned by CIBC shall be paid, immediately and directly out of such Transaction's proceeds as a cost of sale, into, and held in, an escrow account for CIBC's benefit ("Escrowed CIBC Fees Account"). The Restructuring or Sale Fee deposited in the Escrowed Fees Account shall be paid to CIBC in accordance with this Court's Order on CIBC's fee application.

DATED:  April 3, 2002


                                               /s/ HAROLD C. ABRAMSON
                                               ---------------------------------
                                               UNITED STATES BANKRUPTCY JUDGE

AGREED ORDER APPROVING RETENTION OF CIBC WORLD MARKETS CORP. AS
FINANCIAL ADVISORS PURSUANT TO 11 U.S.C. Section 327 AND 328              PAGE 5
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AGREED AS TO FORM AND CONTENT:


FULBRIGHT & JAWORSKI L.L.P.


By: /s/ LOUIS R. STRUBECK, JR.
   ------------------------------------------------
   Louis R. Strubeck, Jr.
   2200 Ross Avenue, Suite 2800
   Dallas, Texas 75201
   Telephone - (214) 855-8040
   Facsimile - (214) 855-8200

Counsel for Debtors


LOCKE LIDDELL & SAPP LLP


By: /s/ THOMAS H. GRACE
   ------------------------------------------------
   Thomas H. Grace
   600 Travis Street, Suite 3400
   Houston, TX 77002-3095
   Telephone - (713) 226-1377
   Facsimile - (713) 223-3717
   tgrace@lockeliddel.com

Counsel for Lender


CIBC WORLD MARKET CORP.


By: /s/ JOSEPH RADECKI
   ------------------------------------------------
   Joseph Radecki
   Managing Director
   425 Lexington Avenue
   New York, New York 10017
   Telephone - (212) 885-4400
   Facsimile - (212) 885-4990




AGREED ORDER APPROVING RETENTION OF CIBC WORLD MARKETS CORP. AS
FINANCIAL ADVISORS PURSUANT TO 11 U.S.C. Section 327 AND 328              PAGE 6
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MUNGER, TOLLER, OLSON LLP


By: /s/ MARK SHINDERMAN
   ------------------------------------------------
   Mark Shinderman
   355 South Grand Avenue, Suite 3500
   Los Angeles, California  90071-1560
   Telephone - (213) 683-9201
   Facsimile - (213) 683-4010

Counsel Official Committee of Unsecured Creditors











AGREED ORDER APPROVING RETENTION OF CIBC WORLD MARKETS CORP. AS
FINANCIAL ADVISORS PURSUANT TO 11 U.S.C. Section 327 AND 328              PAGE 7